Rule 497(e)
File Nos. 333-151805; 811-10559

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

SEPARATE ACCOUNT ELEVEN

HV-6776 - Premier Innovations℠
HV-6777 - Hartford 403(b) Cornerstone Innovations
HV-6778 - Premier Innovations℠ (Series II)

Supplement dated October 26, 2026 to Prospectuses dated May 1, 2026

Effective June 12, 2026, Nomura Corporate Research and Asset Management Inc. was added as Sub-Adviser to the Nomura Asset Strategy Fund, Nomura Diversified Income Fund, and Nomura Extended Duration Bond Fund ("Funds").

Accordingly, this Sub-Adviser addition has been made for the Funds where they appear in the table of funds in the “Appendix A – General Account Options and Underlying Funds” section of the above-referenced product Prospectuses.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS
2026-PROSUPP-56